[Exhibit 10.3 - Stock Purchase Agreement, dated January 19, 2004, among the Company, Minghua Group International Holding
                                  (Hong Kong) Limited, and Li Jinmou relating to
                                      the acquisition of Asia Key Group Limited]

                            STOCK PURCHASE AGREEMENT

      STOCK PURCHASE AGREEMENT, dated as of January 19, 2003 (this "Agreement"), between LI JINMOU (the "Seller"), MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED, a corporation organized under the laws of the State of New York (the "Parent") and MINGHUA GROUP INTERNATIONAL HOLDING (HONG KONG) LIMITED, a corporation organized under the laws of the Hong Kong Special Administrative Region of the People' Republic of China (the "Purchaser").

                                   BACKGROUND

      The Purchaser is a wholly-owned subsidiary of the Parent. The Seller is the owner of 100% of the outstanding equity (the "Equity") of ASIA KEY GROUP LIMITED, a corporation organized under the laws of the Hong Kong Special Administrative Region of the People's Republic of China (the "Company"). The Company is the owner of 15% of the outstanding equity of Shenzhen Minghua Environmental Protection Vehicle Co., Ltd. ("SZ Minghua") and the remaining 85% is indirectly held by the Parent. The Parent's main business is to develop technology relating to hybrid vehicles and eventually to manufacture these vehicles for sale. The Parent engages in this business through its indirect subsidiary SZ Minghua. The Parent, through the Purchaser, desires to purchase the Equity from the Seller and thereby become the indirect owner of 100% of the outstanding equity of SZ Minghua, and the Seller desires to sell the Equity to the Purchaser, on the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, the Purchaser and the Seller hereby agree as follows:

      1. Sale of Equity; Purchase Price. (a) Subject to the terms and conditions set forth herein, the Purchaser hereby agrees (and the Parent hereby agrees to cause the Purchaser) to purchase the Equity from the Seller, and the Seller agrees to sell the Equity to the Purchaser, for the following consideration (collectively, the "Purchase Price"): .

            (i) At the Closing (as defined below) the Purchaser shall pay to the Seller RMB 8,200,000 (approximately US$ 990,709.08); and

            (ii) The Parent, as a capital contribution to the Purchaser, shall, within ninety (90) days following the Closing or as soon thereafter as is practicable, issue to the Seller 28,210,000 shares of the Parent's common stock.

      (b) The parties agree upon a valuation of SZ Minghua of RMB 273,000,000, (approximately, US$32,983,363.34), which was calculated based upon paid-up capital, accumulated funds and the value of the production project and stock value. The parties further agree that RMB 40,980,000 (approximately, US$4,951,121) constitutes the value of the Equity constituting 15% of the entire outstanding SZ Minghua equity. The parties further agree that in calculating the value of the Parent shares that are being issued to Seller in partial consideration of the acquisition of the Equity, a price of $0.14 per share shall be used.

2. Closing.

      (a) The closing (the "Closing") shall take place on the date of the execution of this Agreement at such time or place as the parties may agree upon.

      (b) At the Closing, the Seller shall deliver to the Purchaser a certificate or certificates representing the Equity or such other evidence of the transfer of the Equity into the name of the Purchaser as may be suitable under applicable law and such other documents as may be necessary to effect the transfer of the Equity to the Purchaser free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever against delivery by the Purchaser of the cash portion of the Purchase Price.

      3. Representations and Warranties of Seller. The Seller represents and warrants that:

            (a) The Seller owns the Equity, of record and beneficially, free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever. The Seller has sole control over the Equity or sole discretionary authority over any account in which the Equity is held. The Equity constitutes all of the issued and outstanding equity of the Company and neither the Company nor the Seller is subject to any agreement, constituent instrument, document, other instrument or other arrangement pursuant to which any third party has the right to acquire or otherwise purchase or take over all or any part of the Equity. The Company is the record and beneficial owner of a 15% interest in SZ Minghua, free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever and the Company is not subject to any agreement, constituent instrument, document, other instrument or other arrangement pursuant to which any third party has the right to acquire or otherwise purchase or take over all or any part of such 15% interest in SZ Minghua. By virtue of the acquisition of the Equity pursuant hereto, the Purchaser will be able to control and otherwise direct the affairs and business of the Company and have complete authority over the Equity, including complete voting and dispositive power over the equity held by the Company in SZ Minghua.

            (b) The Seller has not, since acquiring the Equity, ever granted to any person an option or right to purchase or otherwise acquire the Equity, by contract of sale or otherwise, nor had any "short position in" as to the Equity. The Seller has never effected nor attempted to effect any distribution or public offering of the Equity.

            (c) The Seller has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid, binding obligation of the Seller, enforceable against the Seller in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

            (d) The Seller has in connection with the transactions contemplated hereby and all aspects thereof, dealt directly with the Purchaser and has no arrangement or understanding with or obligation to any broker (except with respect to ministerial functions, if any) or other intermediary.

            (e) Except as set forth on Schedule A, the Company has no liabilities whatsoever (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due). The Company has complied in all respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company. The Company does not have any equity interests in any entity other than SZ Minghua. The Company does not have any employees and the Company is not subject to any employment related liabilities.

            (f) The representations and warranties contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

      4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants that the Purchaser has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed by the Purchaser, constitutes a valid obligation of the Purchaser, is legally binding on the Purchaser and is enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditors' rights generally).

      5. Survival; Indemnification. (a) The Seller and the Purchaser covenant that their respective representations and warranties contained herein shall be true in all respects as of the Closing date of the sale of the Equity pursuant to this Agreement. All representations and warranties and other agreements made by the Seller and the Purchaser in this Agreement or pursuant hereto shall survive the Closing.

      (b) The Seller shall indemnify the Purchaser and the Parent and their respective successors and assigns, and their respective directors, officers, employees, agents, stockholders and counsel (collectively, the "Minghua Indemnitees"), pay on demand and protect, defend, save and hold each Minghua Indemnitee harmless from and against any and all liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' and accountants' fees) (any of the foregoing, a "Claim") incurred by or asserted by a third party against any Minghua Indemnitee of whatever kind or nature arising from or occurring as a result of (a) any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of the Company existing as of or prior to the Closing or any fact or circumstance relating to the Company existing on or prior to the Closing, and
(b) a breach of this Agreement by the Seller or a breach of any representation or warranty made by the Seller in this Agreement. The Purchaser shall promptly notify the Seller of any Claim, upon becoming aware thereof, and permit the Seller at the Seller's sole cost to defend such Claim or suit and shall cooperate in the defense thereof. Neither Purchaser nor any Seller shall enter into, or permit, any settlement of any such suit without the express written consent of the other party. The Purchaser may, at its option and expense, have its own counsel participate in any proceeding that is under the direction of any Seller and will cooperate with the Seller and its insurers in the disposition of any such matter.

      6. Additional Action. Each party shall, upon the request of the other, from time to time, execute and deliver promptly to such other party all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of such party hereunder and to consummate the transactions contemplated hereby.

      7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      8. Governing Law. This Agreement shall in all respects be governed by the laws of the State of New York without giving effect to the principles of conflicts of law thereof. Any dispute with respect to the interpretation of this Agreement or the rights and obligations of the parties may be brought in a proceeding in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction then in the Supreme Court of the State of New York, County of New York. Each of the parties accepts and consents for itself and its property, generally and unconditionally to the exclusive jurisdiction of such courts and waives the right to object to the jurisdiction or venue of either of such courts and waives the right to claim that such courts are inconvenient forums. Each of the parties specifically states that this Agreement and any disputes as to their meaning or the rights and obligations of the parties shall not be subject to arbitration.

      9. Entire Agreement. This Agreement constitutes the entire arrangement between the parties with respect to the Equity and cannot be changed, modified, discharged or terminated except by a writing signed by the party against whom enforcement of any change, modification, discharge or termination is sought.

      10. Waiver. No waiver shall be deemed to be made by any party of any of its rights hereunder unless the same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party in any other respect at any other time.

      11. Assignment. The Purchaser may at any time assign his rights and obligations under this Agreement to persons or entities affiliated with the Purchaser. The Seller shall be required to honor any such assignment only after receiving notice thereof from the Purchaser.

      12. Notices. Any notice, demand or other communication to be given hereunder by either party to the other shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given to the address of such party set forth on the signature page hereto (or to such other address as the party shall have furnished in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

      13. Captions. The captions used in this Agreement are for convenience only and shall not be deemed as, or construed as, a part of this Agreement.

      14. Counterparts; Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

      15. Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect to any proceeding directly or indirectly arising out of, under or in connection with this Agreement.

      16. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                            [signature page follows]


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SELLER:

                                        LI JINMOU

                                        /s/ Li Jinmou
                                        ----------------------------------------

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        PURCHASER:

                                        MINGHUA GROUP INTERNATIONAL
                                        HOLDINGS (HONG KONG) LIMITED

                                        By: /s/ Chuquan Li
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        PARENT:

                                        MINGHUA GROUP INTERNATIONAL
                                        HOLDINGS LIMITED

                                        By: /s/ Chuquan Li
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


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

                                                                       Exhibit A

                           Liabilities of the Company

NONE


                                       6